                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement              [ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials          [   ] Soliciting Materials Under
[   ] Confidential, for use of the Commission        Rule 14a-12
      only (as permitted by Rule 14a-6(e)(2))


                           COVER-ALL TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


 -------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------
      5)    Total fee paid:

            --------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:

            --------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
      3)    Filing Party:

            --------------------------------------------------------------------
      4)    Date Filed:

            --------------------------------------------------------------------

                           COVER-ALL TECHNOLOGIES INC.
                                  55 LANE ROAD
                           FAIRFIELD, NEW JERSEY 07004




JOHN W. ROBLIN
Chairman of the Board of Directors,
President and Chief Executive Officer


                                                                  April 30, 2007

To All Cover-All Stockholders:

      I cordially invite you to attend the 2007 annual meeting of stockholders of Cover-All Technologies Inc. which will be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 7, 2007 at 9:30 a.m., local time.

      The enclosed notice of annual meeting and the proxy statement describe the various matters to be acted upon during the meeting.

      You may vote your shares by completing and returning your proxy card in the enclosed postage-paid envelope. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the meeting. The prompt return of the proxy will be of assistance in preparing for the meeting, and your cooperation in this respect will be greatly appreciated.

      Please read with care the notice of the meeting and the proxy statement, which contains detailed information about the matters to be acted upon at the meeting. Even if you plan to attend the meeting, I urge you to complete, sign and return your proxy in the enclosed envelope as soon as possible. Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. If you do not vote your shares, you will not have a say in the important issues to be voted on at the meeting.

      If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (973) 461-5200. Following completion of the scheduled business, we will report on Cover-All Technologies' operations and answer questions. We appreciate your ownership of Cover-All Technologies, and I hope you will be able to join us on June 7th.

                               Sincerely,



                               John W. Roblin
                               CHAIRMAN OF THE BOARD OF DIRECTORS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           COVER-ALL TECHNOLOGIES INC.
                                  55 LANE ROAD
                           FAIRFIELD, NEW JERSEY 07004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2007

                              --------------------


TO THE STOCKHOLDERS OF COVER-ALL TECHNOLOGIES INC.:

      The 2007 annual meeting of stockholders of Cover-All Technologies Inc., a Delaware corporation, will be held on Thursday, June 7, 2007 at 9:30 a.m., local time, at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, to consider and act upon the following:

      1.    To elect a class of one director to serve for a term of three years;

      2.    To adopt the 2007 Employee Stock Purchase Plan;

      3. To ratify the appointment of Moore Stephens, P.C. as our independent auditors for 2007; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on April 25, 2007, which is the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. We have enclosed a proxy statement for the meeting.

      Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card, and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. If you attend the meeting, you may revoke your proxies and vote your shares in person, if you so choose.

                                             By Order of the Board of Directors,


                                             ANN F. MASSEY
                                             SECRETARY

Date:  April 30, 2007



--------------------------------------------------------------------------------
IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


General Information About the Annual Meeting and Voting......................1

Proposal 1 - Election of Directors...........................................4

The Board of Directors and Corporate Governance Principles...................5

Security Ownership of Certain Beneficial Owners and Management..............10

Certain Relationships and Related Transactions..............................12

Compliance With Section 16(a) of the Securities Exchange Act of 1934........12

Executive Compensation......................................................13

Compensation Committee Report...............................................22

Equity Compensation Plan Information........................................22

Audit Committee Report......................................................23

Independent Auditor Information.............................................24

Proposal 2 - Adoption of the 2007 Employee Stock Purchase Plan..............25

Proposal 3 - Ratification of Appointment of Independent Auditors............28

Additional Information......................................................28

Exhibit A - Audit Committee Charter........................................A-1

Exhibit B - 2007 Employee Stock Purchase Plan..............................B-1

                           COVER-ALL TECHNOLOGIES INC.

                              --------------------

                                 PROXY STATEMENT
                       2007 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 7, 2007

                              --------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID I RECEIVE THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our board of directors (the "Board") is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders to be held on June 7, 2007 at 9:30 a.m., local time, at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law. We intend to mail this proxy statement and the enclosed proxy card on or about April 27, 2007 to all stockholders of record entitled to vote at the meeting.

WHO CAN VOTE AT THE MEETING?

Only stockholders of record at the close of business on April 25, 2007 (the "record date") will be entitled to vote at the meeting. As of the record date, there were 23,013,104 shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter to be voted upon.

      STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME. If, on the record date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a registered stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card.

      BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK. If, on the record date, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that broker or other agent. The broker holding your account is considered the stockholder of record for purposes of voting at the meeting. Street name holders generally cannot vote their shares directly and must instead instruct the brokerage, bank or other agent how to vote their shares using the method described below under "How can I vote my shares?".

WHAT WILL STOCKHOLDERS VOTE ON AT THE MEETING?

Our stockholders will be asked to vote on three proposals:

      Proposal 1 -- Election of Director

      Proposal 2 -- Adoption of the 2007 Employee Stock Purchase Plan

      Proposal 3 -- Ratification of Appointment of Independent Auditors

How many votes are required to vote to approve each proposal?

      PROPOSAL 1 -- ELECTION OF DIRECTOR. The nominee receiving the most votes will be elected. Abstentions, broker non-votes and instructions to withhold authority to vote for the nominee will result in the nominee receiving fewer votes but will not count as votes against the nominee.

      PROPOSAL 2 -- ADOPTION OF 2007 EMPLOYEE STOCK PURCHASE PLAN. The affirmative vote of a majority of the votes cast is required to adopt the 2007 Employee Stock Purchase Plan. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

      PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS. The affirmative vote of a majority of the votes cast is required to ratify the appointment of our independent auditors. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of the vote.

WHAT CONSTITUTES A QUORUM?

In order for business to be conducted at the meeting, a quorum must be present. A quorum consists of a majority of the outstanding shares of our common stock entitled to vote at the meeting, present or represented by proxy. Abstentions and broker non-votes will be counted as shares present in determining whether a quorum is present.

WHAT IS A "BROKER NON-VOTE"?

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum.

HOW CAN I VOTE MY SHARES?

You may vote in person at the meeting or by proxy. If you are a registered stockholder, you can vote by proxy by mailing the enclosed proxy card. Please refer to the instructions on your proxy card to vote by proxy. If you hold your shares through a bank or broker, then you may vote by the ways made available by your bank or broker, in which case the bank or broker will include instructions with this proxy statement.

ARE THERE ANY OTHER MATTERS TO BE VOTED ON AT THE MEETING?

As of the date of this proxy statement, our Board does not know of any other matters to be brought before the meeting. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You have the right to revoke your proxy at any time before the meeting by:

      o     delivering written revocation to the Secretary of our company;

      o submitting a duly executed proxy bearing a later date to the Secretary of our company; or

      o     voting in person at the meeting.

Attendance at the meeting will not, by itself, revoke a previously granted proxy.

WHAT ARE OUR BOARD'S RECOMMENDATIONS?

For the reasons set out in more detail in the proxy statement, our Board recommends that you vote your shares:

      o     FOR the listed director nominee (Proposal 1).

      o     FOR the adoption of the 2007 Employee Stock Purchase Plan (Proposal
            2).

      o FOR the ratification of the appointment of the independent auditors (Proposal 3).

                       PROPOSAL 1 - ELECTION OF DIRECTORS

      Our Board is currently divided into three classes. The three-year term of office of each class expires at the meeting of stockholders in successive years, upon the election and qualification of successor classes. Our by-laws provide for seven members of our Board. There were three vacancies as of the record date. Of the current total of four directors, one of our directors has a term expiring at the meeting.

      The nominee for the class to be elected at the meeting is G. Russell Cleveland. Mr. Cleveland was named a director in 2001.

      The persons named in the enclosed proxy will vote to elect the nominee named below as director, unless you withhold authority to vote for the election of the nominee by marking the proxy to that effect. If the nominee does not remain a candidate for election at the date of the meeting, which contingency is not now contemplated or foreseen by our Board, the solicited proxies may be voted for a substitute nominee selected by our Board. You may not vote any proxies for a greater number of persons than the one nominee named. The nominee for director receiving a plurality of the votes cast at the meeting shall be elected. The director elected at the annual meeting will serve for a term of three years (until the 2010 annual meeting of stockholders) or until that director's successor is elected and qualified.

      The name of the nominee for director and certain information about him is set forth below:

      G. RUSSELL CLEVELAND has served as a member of our Board since July 2001. Mr. Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of RENN Capital Group, Inc. He is also the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. RENN Capital Group, Inc. is the investment manager of Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange. Mr. Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Tutogen Medical, Inc., Integrated Security Systems, Inc. and Access Health USA, Inc.. See "Certain Relationships and Related Transactions."

     THE BOARD RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINATED IN PROPOSAL 1.

           THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE PRINCIPLES

COMPOSITION AND MEETINGS OF OUR BOARD

      The following table sets forth, for the members of our Board and the nominee for director, information with respect to their ages, their current positions and the expiration dates of their terms as directors:

      NAME (1)             AGE         POSITION               TERM AS DIRECTOR EXPIRES
      --------             ---         --------               ------------------------
John W. Roblin...........  62    President, Chief Executive             2009
                                 Officer and Chairman of the
                                 Board of Directors
G. Russell Cleveland (2).  68    Director                               2007
Earl Gallegos............  49    Director                               2008
Mark D. Johnston.........  50    Director                               2008

-----------------------

      (1) Excludes Robert Marshall, who resigned from our Board on August 13, 2006.
      (2) Term of class expires at the meeting. Director indicated is a nominee for re-election.

      Our Board held thirteen meetings during 2006. None of our directors attended fewer than 75% of the thirteen meetings of our Board and committees on which any of them served in 2006.

      Board members are expected to attend the annual meeting of stockholders, which is held in conjunction with one of our Board's regularly scheduled meetings. Accordingly, all members of our Board are generally present for the annual meeting of stockholders. All members of our Board at the time of our 2006 annual meeting of stockholders attended that meeting.

      The names of our current directors and certain information about them are set forth below:

      JOHN W. ROBLIN has served as our President and Chief Executive Officer since December 1999 and as a director since March 2000. He was named Chairman of the Board in February 2001. Prior to joining our company, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998. From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation. Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler's Personal Lines Division. See "Certain Relationships and Transactions."

      G. RUSSELL CLEVELAND has served as a member of our Board since July 2001. Mr. Cleveland is the President, Chief Executive Officer, sole director and the majority shareholder of RENN Capital Group, Inc. He is also the President, Chief Executive Officer and director of Renaissance Capital Growth & Income Fund III, Inc. RENN Capital Group, Inc. is the investment manager of Renaissance Capital Growth & Income Fund III, Inc., Renaissance US Growth Investment Trust PLC and US Special Opportunities Trust PLC, investment trusts listed on the London Stock Exchange. Mr. Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Mr. Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the boards of directors of Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., CaminoSoft Corp., Tutogen Medical, Inc., Integrated Security Systems, Inc. and Access Health USA, Inc.. See "Certain Relationships and Related Transactions."

      EARL GALLEGOS has served as a member of our Board since March 1997. Mr. Gallegos is the principal of Earl Gallegos Management, LLC, a management consulting firm founded by him in July 1994 specializing in the insurance and software industries. Mr. Gallegos is a founder of Peak Performance Solutions Inc., a privately held insurance technology firm, and he served as a director of Zytalis Inc., a privately held information technology professional services firm, from October 1999 to December 2006. Mr. Gallegos was appointed as an outside director of Fidelity National Real Estate Solutions (FNRES) as of March 1, 2007. Mr. Gallegos has also served as a director of Bridium, Inc., a privately held technology firm, from July 1998 to August 2003, Fidelity National Information Solutions, Inc., a publicly held company listed on Nasdaq, from September 1997 to September 2003, eGovNet, Inc., a privately held government technology services firm, from September 2002 to September 2003, and PracticeOne, Inc., a privately held medical practice management software company, from November 2002 to January 2005.

      MARK D. JOHNSTON has served as a member of our Board since 1996. Mr. Johnston served as our Chairman of our Board from November 1999 until February 2001 and served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston is an executive director of Software Investments Limited (SIL) and Vault Management Limited, both of which are British Virgin Islands corporations. Mr. Johnston was named to our Board pursuant to the terms of a Stock Purchase Agreement, dated as of March 31, 1996, among our company, SIL and Care Corporation Limited.

CODE OF ETHICS AND BUSINESS CONDUCT

      We are committed to conducting business honestly and in accordance with the highest ethical standards and, consequently, all of our directors, officers and employees, including our principal executive officer and principal financial officer, are required to comply with our Code of Ethics and Business Conduct. The Code of Ethics and Business Conduct is available on our website at www.cover-all.com.

BOARD COMMITTEES

      The standing committees of our Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

      AUDIT COMMITTEE. Our Audit Committee is currently composed of one director, Mr. Gallegos, who is independent within the meaning of regulations of the Securities and Exchange Commission (the "SEC") and the Nasdaq listing standards. Mr. Marshall had served on the Audit Committee in 2006 until his resignation from the Board on August 13, 2006. Mr. Gallegos currently meets the Nasdaq financial literacy requirements. Our Board interprets "financial literacy" to mean the ability to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. In 2006, the Audit Committee met four times.

      The Audit Committee, along with our Board, has determined that Mr. Gallegos is an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC. Our Board based this decision the following qualifications:

      o current service as chief executive officer of a privately held information company, overseeing and/or assessing the performance of the company with respect to the preparation, auditing or evaluation of the company's financial statements; and

      o     membership on various other audit committees.

      The Audit Committee operates under a written charter. As set forth in the written charter, the Audit Committee's principal functions are to assist our Board in its oversight responsibilities with respect to:

      o the annual financial information to be provided to stockholders and the SEC;

      o the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of our financial condition and results of operations;

      o the appointment, compensation and retention of our independent auditors and the work performed by the independent auditors; and

      o     the internal audit functions.

      In addition, the Audit Committee provides an avenue for communication between the independent auditors, financial management and our Board. The Audit Committee also has sole authority to engage, appoint, evaluate, compensate and replace the independent auditors, and it reviews and approves in advance all audit, audit related and non-audit services performed by the independent auditors (to the extent those services may be provided under applicable law). The Audit Committee meets with management regularly to consider the adequacy of our internal controls and financial reporting process and the reliability of our financial reports to the public.

      COMPENSATION COMMITTEE. The Compensation Committee currently has two members, Messrs. Roblin and Johnston. Mr. Marshall had served on the Compensation Committee until his resignation from our Board on August 13, 2006. The Compensation Committee's principal function is to review current and proposed employment arrangements with existing and prospective senior employees as well as to periodically review compensation and other benefits paid to or provided for our management. The Compensation Committee also prepares an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee met three times in 2006.

      NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee (the "Nominating Committee") currently has two members, Messrs. Cleveland and Gallegos. Mr. Marshall had served on the Nominating Committee until his resignation from our Board on August 13, 2006. Mr. Gallegos is independent in accordance with Nasdaq listing standards; Mr. Cleveland is not independent under such standards. The Nominating Committee met three times in 2006 in the presence of the full Board.

      The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring the implementation of our Code of Ethics and Business Conduct. In addition, the Nominating Committee develops and reviews background information on candidates for our Board and makes recommendations to our Board regarding such candidates. The Nominating Committee also supervises our Board's annual review of director independence and our Board's self-evaluation of its performance.

SELECTION OF BOARD NOMINEES

      NOMINATION PROCESS. The Nominating Committee considers candidates for Board membership suggested by its members, other Board members, stockholders and management. The Nominating Committee may also retain a third-party executive search firm to identify candidates. The Nominating Committee and our Board will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws, our "Director Nomination Policy" and the applicable rules and regulations of the SEC.

      Under the terms of our Director Nomination Policy, the Nominating Committee and our Board will consider director nominations from a stockholder who is entitled to vote in the election of directors. Stockholders may nominate one or more persons for election as director at an annual or special meeting of stockholders by written notice of their intent to make such nomination or nominations either by personal delivery or by writing to the Secretary of our company not later than:

      o with respect to an election to be held at an annual meeting of stockholders, ninety days prior to the anniversary date of the immediately preceding annual meeting; and

      o with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

      If stockholders wish to nominate persons for election as directors at the 2008 Annual Meeting of Stockholders, we must receive notice of this matter on or before March 9, 2008. After that date, the proposal will be considered untimely. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedure provided in our Director Nomination Policy.

      DESIRED QUALIFICATIONS, QUALITIES AND SKILLS. Director nominees should be individuals of high integrity who have a solid record of accomplishment in their chosen fields and who possess the qualifications, qualities and skills to best serve our interests and our stockholders' interests. Candidates will be selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives.

      To be recommended by the Nominating Committee for election to our Board, a director nominee must demonstrate the qualities and capabilities determined important by the Nominating Committee. As set forth in our Director Nomination Policy, the Nominating Committee considers the following qualifications, at a minimum, to be required of any director nominee:

      o     the highest professional and personal ethics and integrity;

      o a generally recognized position of leadership in the director nominee's field of endeavor;

      o ability to provide insights and practical wisdom based on his/her experience and expertise;

      o     commitment to enhancing stockholder value;

      o     sufficient time to effectively carry out his or her duties; and

      o     compliance with legal and regulatory requirements.

      Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in our and our stockholders' best interests.

CONTACTING THE BOARD

      Under our "Policy for Stockholder Communications with Directors," the Nominating Committee and our Board have established a procedure that enables our stockholders to communicate in writing with members of our Board or to any individual director or group of directors. Any stockholder may send correspondence to our Board, or to any individual director or group of directors, by e-mail to sholders@cover-all.com or by writing to the Secretary at our principal office.

      The Secretary of our company will be responsible for the first review and logging of this correspondence and has been instructed by our Board to promptly forward all appropriate communications to the intended recipient indicated thereon. The Secretary will maintain a record of the originals of each communication received and provide copies to our Board or any individual director or group of directors, as appropriate, unless it is a type of correspondence which the Nominating Committee has identified as correspondence which may be retained in our files and not sent to our directors.

      Under the Policy for Stockholder Communications with Directors, the Nominating Committee authorized the Secretary to retain and not send to our directors communications: (a) that are commercial, advertising or promotional in nature (offering goods or services); (b) that solely relate to such matters such as warranty and product issues; or (c) that clearly are unrelated to our business, industry, management or board matters or director responsibilities. These types of communications will be logged and filed but not circulated to our directors. Except as set forth in this paragraph, the Secretary will not screen which communications will be sent to our directors.

      The log of stockholder correspondence will be available to members of the Nominating Committee for inspection. At least once each year, the Secretary will provide to the Nominating Committee a summary of the communications received from stockholders, including the communications not sent to our directors in accordance with screening procedures approved by the Nominating Committee.

      Communications from an employee or agent will be considered stockholders communications under the Policy for Stockholder Communications with Directors only if made solely in his or her capacity as a stockholder. Communications from our directors or officers shall not be considered stockholder communications.

CORPORATE GOVERNANCE MATERIALS

      Copies of our Audit Committee Charter and our Nominating Committee Charter, as well as of our Code of Ethics and Business Conduct, Director Nomination Policy and Policy for Stockholder Communications with Directors, are available on our website (WWW.COVER-ALL.COM). Please note that information on our website is not incorporated by reference in this proxy statement. Copies of these documents are also available to stockholders without charge upon written request to the Secretary at our principal address. In addition, a copy of the current Audit Committee Charter is attached to this proxy statement as Exhibit A.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table contains information as of March 31, 2007 as to the number of shares of our common stock beneficially owned by (i) each person we know to own beneficially more than 5% of our common stock, (ii) each person who is a director or who is a nominee to be a director, (iii) the executive officers for whom information is included in the Summary Compensation Table and (iv) all persons as a group who are directors and executive officers and as to the percentage of outstanding shares held by these persons on that date.

NAME AND ADDRESS                                    AMOUNT BENEFICIALLY OWNED (1)    PERCENT OF CLASS (2)
-------------------------------------------------   -----------------------------    --------------------
US Special Opportunities Trust PLC                         3,817,200 (3)                     16.6%
  c/o RENN Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Renaissance US Growth Investment Trust PLC                 3,817,200 (4)                     16.6%
  c/o RENN Capital Group, Inc.
  8080 N. Central Expressway
  Suite 210, LB-59
  Dallas, Texas 75206

Atlantic Employers Insurance Company                       1,238,273                          5.4%
  1601 Chestnut Street, TL44D
  Philadelphia, PA 19101

John W. Roblin                                             1,232,169 (5)                      5.2%

G. Russell Cleveland                                          60,000 (6)                        *

Earl Gallegos                                                516,000 (7)                      2.2%

Mark D. Johnston                                           2,583,964 (8)                     11.1%

Maryanne Z. Gallagher                                        274,195 (9)                      1.2%

Manish D. Shah                                               100,000 (10)                       *

Ann F. Massey                                                 20,000 (11)                       *

All current directors and executive officers as a          4,786,328 (12)                    19.2%
  group (7 persons)

---------------------

* Less than one percent.

(1) Except as otherwise noted, all persons have sole voting and investment power with respect to their shares. All amounts shown in this column include shares obtainable upon exercise of options or warrants or conversion of convertible debentures within sixty (60) days of the date of this table.

(2) Based upon 22,991,675 total outstanding shares of common stock on March 31, 2007, plus shares of common stock that may be acquired by the person indicated pursuant to any options or warrants exercisable or debentures convertible within sixty (60) days.

(3) Represents 50,000 shares of common stock issuable upon the exercise of our warrants and 3,767,200 shares of common stock. Mr. Cleveland is President and Chief Executive Officer of RENN Capital Group, Inc., the investment manager of US Special Opportunities Trust PLC. Mr. Cleveland disclaims beneficial ownership as to the shares beneficially owned by US Special Opportunities Trust. See "Certain Relationships and Related Transactions."

(4) Represents 50,000 shares of common stock issuable upon the exercise of our warrants and 3,767,200 shares of common stock. Mr. Cleveland is President and Chief Executive Officer of RENN Capital Group, Inc., the investment manager of Renaissance US Growth Investment Trust PLC (formerly known as Renaissance US Growth & Income Trust PLC). Mr. Cleveland disclaims beneficial ownership as to the shares beneficially owned by Renaissance US Growth Investment Trust. See "Certain Relationships and Related Transactions."

(5) Represents 303,459 shares of common stock, 675,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options, 246,567 shares of common stock receivable upon conversion of our convertible debentures and 7,143 shares of common stock issuable upon the exercise of our warrants. See "Certain Relationships and Related Transactions."

(6) Represents shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(7) Represents 18,000 shares of common stock and 498,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(8) Mr. Johnston beneficially owns an aggregate of 2,583,964 shares of common stock as follows: Software Investments Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,688,964 shares of common stock; Vault Management Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 640,000 shares of common stock; and Mr. Johnston individually beneficially owns 255,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(9) Represents 99,195 shares of common stock and 175,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(10) Represents 35,000 shares of common stock and 65,000 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options.

(11) Represents 5,000 shares of common stock and 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options.

(12) Includes 1,750,143 shares of common stock that may be acquired pursuant to the exercise of outstanding stock options and warrants and 246,567 shares of common stock receivable upon conversion of our convertible debentures.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In 2001, we issued $1,800,000 aggregate principal amount of 8% convertible debentures due 2008 (the "2008 Debentures"), and in 2002, we issued $700,000 aggregate principal amount of 8% convertible debentures due 2009 (the "2009 Debentures"). The 2008 Debentures were issued to two funds managed by RENN Capital Group, Inc., for an aggregate of $1,400,000, and the remainder of the 2008 Debentures were issued to certain other investors, including John W. Roblin, our Chairman of the Board, President and Chief Executive Officer, who purchased $100,000 in principal amount of debentures. Mr. Russell Cleveland is the President, Chief Executive Officer, sole director and majority shareholder of RENN Capital Group. Mr. Cleveland was named one of our directors in 2001 after the consummation of the sale of the 2008 Debentures.

      As of March 31, 2006, we were not in compliance with certain financial covenants of the convertible loan agreements and, as of such date, we received limited waivers under which the holders of our debentures waived such non-compliance. As consideration for the receipt of such waivers, we issued to the holders an aggregate of 128,572 warrants to purchase such number of shares of our common stock at an exercise price of $0.35 per share. These warrants expire in 2011. Of such warrants, an aggregate of 100,000 warrants were issued to the RENN funds and 7,143 warrants were issued to Mr. Roblin.

      In 2006, the holders of the debentures elected to convert a portion of their monthly principal installments due in 2006, totaling $127,254, under such debentures into shares of our common stock at the conversion price of $0.30 per share in lieu of receiving such installment payments in cash. In connection with this conversion, we issued to the holders of such debentures an aggregate of 424,181 shares of our common stock. In January 2007, the holders of the debentures elected to convert the remaining portion of their monthly principal installments due in 2006, totaling $119,807, under such debentures into shares of our common stock at the conversion price of $0.30 per share in lieu of receiving such installment payments in cash. In connection with this conversion, we issued to the holders an aggregate of 399,358 shares of our common stock. Of the shares of common stock issued in connection with these conversions, an aggregate of 697,120 shares were issued to the RENN funds upon conversion of $209,136 of principal of such debentures, and an aggregate of 31,605 shares were issued to Mr. Roblin upon conversion of $9,482 of principal of such debentures.

      On March 23, 2007, the RENN funds elected to convert all of their remaining unpaid principal amount due on their 2008 Debentures and 2009 Debentures, totaling $1,631,601, into 5,438,670 shares of our common stock. After giving effect to this conversion, as of March 23, 2007, our only outstanding debentures are an aggregate principal amount of $295,880 that remains outstanding on the 2008 Debentures, which, at the conversion price of $0.30 per share, are convertible into an aggregate of 986,267 shares of our common stock. Of such outstanding amount, Mr. Roblin holds $73,970 of the principal amount of such debentures, which are convertible into an aggregate of 246,567 shares of our common stock at the conversion price of $0.30 per share. These debentures mature on July 1, 2008, unless they are earlier redeemed by us or the holder or converted into shares of our common stock at the holder's option.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Such persons are required to furnish us with copies of all Section 16(a) reports that they file. Based solely upon our review of copies of such reports for our 2006 fiscal year, we believe that during 2006, our executive officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

                      COMPENSATION DISCUSSION AND ANALYSIS

      Role of the Compensation Committee
      ----------------------------------

      Our executive compensation program is overseen and administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are John Roblin and Mark Johnston. The Compensation Committee sets the principles and strategies that serve to guide the design of the Company's employee compensation and benefit programs. The Compensation Committee annually evaluates the performance of the President and Chief Executive Officer and other executive officers. Taking the performance evaluations into consideration, the Committee establishes and approves the compensation levels for the executive officers.

      The principal functions of the Compensation Committee are:

            o To establish and periodically review the Company's compensation philosophy and the adequacy of compensation plans and programs for directors, executive officers and other employees;

            o To establish compensation arrangements and incentive goals for executive officers and to assist the Board of Directors in the administration of compensation plans;

            o To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements as appropriate based upon performance;

            o To periodically report on the Compensation Committee's activities to the full Board of Directors; and

            o To prepare an annual report on executive compensation for inclusion in the Company's annual proxy statement.

      Mr. Roblin does not participate in the Compensation Committee's decisions regarding his compensation. His compensation is separately evaluated by Mr. Johnston and the remaining members of the Board, who take into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company. Such targets are set forth in Mr. Roblin's employment agreement. As a result of this review, the Compensation Committee concluded that Mr. Roblin's compensation was reasonable and not excessive based on his leadership, decision-making skills, experience, knowledge, communication with the Board of Directors and strategic recommendations.

      Compensation Objectives and Principles
      --------------------------------------

      Our overall objective is to attract, retain, motivate and reward high caliber executives who deliver superior short and long-term performance that builds shareholder value. To achieve our objective, the Compensation Committee has set the following guiding principles in the design and administration of the Company's compensation programs:

            o Attract, motivate and retain executive officers who can make significant contributions to the Company's long-term success;

            o Align the interests of executive officers with those of shareholders; and

            o Tie individual compensation awards to business and individual performance with a portion of executive compensation designed to create incentives for superior performance and consequences for below target performance.

      Our compensation policy is designed to compensate our executive officers based on a number of factors, including:

            o the individual's position and responsibilities within the Company;

            o the overall importance of the individual's responsibilities in helping the Company achieve success;

            o specific tasks that the individual may be required to perform during a particular time period;

            o     the individual's skill set, experience and education;

            o market conditions, as measured by, among other things, the Company's knowledge of peer company compensation policies and geographical considerations, including the cost of living;

            o the Company's performance in areas for which the individual has responsibility; and

            o     the Company's overall performance.

      Principal Elements of Compensation
      ----------------------------------

      We provide the following principal elements of compensation to our executive officers:

            o BASE SALARY - We provide a fixed base salary to our executive officers to compensate them for services provided to the Company during the fiscal year;

            o ANNUAL CASH BONUSES - We provide cash bonus awards to our executive officers which vary in amount depending upon the executive's individual performance and the achievement of certain predetermined goals and objectives for the fiscal year; and

            o EQUITY INCENTIVE AWARDS - We provide equity incentive awards to our executive officers comprised of stock options and shares of restricted stock which are intended to reward them for prior and future performance, as well as to motivate them to stay with the Company and build stockholder value.

      The Compensation Committee developed a compensation evaluation program that requires management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management's performance. Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements and cost of living. Bonuses, if any, are divided among the executive group after evaluation of each individual's performance, in consultation with senior management. Option grants are similarly based. In 2006, we did not pay bonuses to any of our executive officers other than a $2,500 bonus to Mr. Shah.

      In addition to these elements of executive compensation, we provide our executive officers with other benefits generally available to all eligible employees, such as participation in our health and retirement plans. We also provide or reimburse costs associated with certain limited perquisites and personal benefits and provide certain of our executive officers with certain change-in-control benefits.

      Equity Incentive Plans
      ----------------------

      The Compensation Committee believes that stock options provide a valuable tool for aligning the interests of management with stockholders and focusing management's attention on the long-term growth of the Company. In addition, the Committee believes that the awarding of stock options is essential to attract and retain the talented professionals and managers needed to ensure the continued success of the Company.

      During 2006, the Company had two stock option plans which were in effect. Under the 1994 Stock Option Plan for Independent Directors, which was amended in June 2000, options for the purchase of up to 750,000 shares of our common stock may be granted to directors who are not employees. This plan will expire on December 31, 2009.

      Under the Amended and Restated 2005 Stock Incentive Plan (the "2005 Plan"), a maximum of 5,000,000 shares of the Company's common stock are available for grants of all equity awards under this plan.

      The proposed 2007 Employee Stock Purchase Plan (the "2007 ESPP"), which our Board has previously approved and which we are seeking the stockholders to adopt at the annual meeting (see "Proposal 2 - Adoption of the 2007 Employee Stock Purchase Plan"), will provide eligible employees of the Company with an opportunity to acquire a proprietary interest in the Company by purchasing shares of our common stock directly from the Company. We believe that employee participation in the Company will be to the mutual benefit of both employees and the Company. A maximum of 1,000,000 shares of our common stock will be available for purchase under the 2007 ESPP.

      Employment Agreements and Severance Arrangments/Change of Control
      -----------------------------------------------------------------
      Agreements
      ----------

      We have not entered into employment arrangements with any of our executive officers, except for Mr. Roblin, with whom we have entered into an Employment Agreement, and Mr. Shah, with whom we have entered into a Tuition Reimbursement Agreement. Each of these agreements contains provisions which would entitle these executives to certain payments or benefits if their employment is terminated under certain circumstances, including after a "change of control" of the Company occurs.

      The material terms of each of these executive's employment agreements, and the payments or benefits which the executive officers would receive under different terminating circumstances, are set forth below in "-Employment Agreements of Executive Officers" and "-Potential Payments upon Termination or Change of Control", respectively.

                    COMPENSATION OF NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The following table summarizes the total compensation earned during 2006 by our chief executive officer, our chief financial officer and each of our three other most highly compensated executive officers whose total salary and bonus exceeded $100,000:

         NAME AND                                                      OPTION        ALL OTHER
    PRINCIPAL POSITION          YEAR       SALARY         BONUS       AWARDS(1)    COMPENSATION       TOTAL
---------------------------     ----      --------      --------      ---------    ------------      -------
John W. Roblin                  2006      $300,000          --         $36,643       $19,395(2)      $356,038
  Chairman of the Board of
  Directors, President and
  Chief Executive Officer

Maryanne Z. Gallagher           2006      $194,192          --         $13,917          --           $208,109
  Chief Operating Officer

Manish D. Shah                  2006      $168,000        $2,500       $10,583       $19,246(3)      $200,329
  Chief Technology Officer

Ann F. Massey                   2006      $127,422          --         $ 2,217          --           $129,639
  Chief Financial Officer

      ---------------------

      (1) The amounts shown reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with Statement of Financial Accounting Standards No. 123(R).

      (2) Consists of $12,183 of automobile allowance and $7,212 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us on behalf of the named executive officer.

      (3) Consists of $15,046 of tuition reimbursement and $4,200 of matching contributions to the Cover-All Technologies Inc. 401(k) Plan made by us on behalf of the named executive officer.

GRANTS OF PLAN-BASED AWARDS IN 2006

      We have granted and plan to continue to grant options to purchase our common stock to executive officers, employees and other service providers. The following table provides information concerning options granted to our named executive officers during the fiscal year ended December 31, 2006:


                                           2006 GRANTS OF PLAN-BASED AWARDS
                                              ESTIMATED FUTURE PAYOUTS
                                       UNDER NON-EQUITY INCENTIVE PLAN AWARDS   ALL OTHER                         GRANT
                                       --------------------------------------
 OPTION                           DATE
                                                                                 AWARDS:                          FAIR
                                                                                NUMBER OF         EXERCISE      VALUE OF
                                                                               SECURITIES      PRICE OF OPTION   OPTION
                                           THRESHOLD    TARGET      MAXIMUM     UNDERLYING         AWARDS        AWARDS
NAME                         GRANT DATE       ($)        ($)         ($)       OPTIONS (#)(1)        ($)         ($)(2)
---------------------        ----------    ---------    ------      -------   ---------------  ---------------  --------
John W. Roblin (3)              N/A           --           0          --               --              --           --

Maryanne Z. Gallagher         8/21/06         --          --          --           75,000            0.41         0.27

Manish D. Shah                8/21/06         --          --          --          100,000            0.41         0.27

Ann F. Massey                 8/21/06         --          --          --           35,000            0.41         0.27

--------------------

(1) Number of options granted under the Amended and Restated 2005 Stock Incentive Plan. Upon vesting, each option entitles the holder to one share of common stock. These options vest one-third on each of August 21, 2007, 2008 and 2009.

(2) This column shows the grant date fair value of the option grants under FAS 123R granted in 2006. Generally, the full grant date fair value is the amount the Company would expense in its financial statements over the award's vesting schedule.

(3) Pursuant to his employment agreement in effect in 2006, Mr. Roblin was entitled to a bonus based on the financial performance of the Company payable in the form of cash, to the extent his bonus did not exceed his base salary, or shares of our common stock under our Amended and Restated 2005 Stock Incentive Plan, to the extent his bonus did exceed his base salary. Because the bonus is not based on any specific performance targets of the Company, the target amount is not determinable. Based on the Company's previous fiscal year's performance, the target amount for Mr. Roblin for 2006 is $0.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

      The following table provides information concerning outstanding equity awards as of December 31, 2006, by each of our named executive officers:


                                                    OPTION AWARDS

                                                          NUMBER OF SECURITIES UNDERLYING    OPTION       OPTION
                        NUMBER OF SECURITIES UNDERLYING       UNEXERCISED OPTIONS (#        EXERCISE    EXPIRATION
         NAME         UNEXERCISED OPTIONS (# EXERCISABLE)        UNEXERCISABLE)            PRICE ($)       DATE
--------------------  ----------------------------------- ------------------------------ ------------ -------------
John W. Roblin                      300,000                              --                   0.53       12/22/08
                                    125,000                              --                   1.13       2/16/08
                                    250,000                              --                   1.25       12/20/07

Maryanne Z. Gallagher                50,000                              --                   0.27       3/20/07
                                       --                            75,000(1)                0.41       8/21/11
                                    100,000                              --                   0.53       12/22/08
                                     75,000                              --                   0.60       3/23/08

Manish D. Shah                         --                           100,000(1)                0.41       8/21/11
                                     65,000                              --                   0.53       12/22/08

Ann F. Massey                         5,000                              --                   0.27       3/20/07
                                       --                            35,000(1)                0.41       8/21/11
                                     10,000                              --                   0.53       12/22/08
                                      5,000                              --                   0.60       3/23/08

-----------------------

(1)   These options vest one-third on each of August 21, 2007, 2008 and 2009.


OPTION EXERCISES AND STOCK VESTED

      No named executive officer exercised any stock options during the fiscal year ended December 31, 2006.

PENSION BENEFITS

      Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the fiscal year ended December 31, 2006.

NONQUALIFIED DEFERRED COMPENSATION

      Our named executive officers did not earn any nonqualified compensation benefits from us during the fiscal year ended December 31, 2006.

EMPLOYMENT AGREEMENTS OF EXECUTIVE OFFICERS

      John W. Roblin, Chairman, President and Chief Executive Officer
      --------------------------------------------------------------

      John W. Roblin has served as our President and Chief Executive Officer since December 1999 and as a director since March 2000. In 2006, Mr. Roblin was paid a base salary of $300,000, which is his annual salary rate that has been in effect since December 2003. The Compensation Committee determined Mr. Roblin's salary based upon the factors discussed above relating to executive compensation in general and reflected the terms of that determination in Mr. Roblin's employment agreement.

      In connection with his employment agreement, the Company granted Mr. Roblin five-year options to purchase 300,000 shares of our common stock at a price per share equal to the fair market value of such shares as of the date of grant. On January 1, 2006, options as to 150,000 shares vested, and on January 1, 2006, options as to the remaining 150,000 shares vested, all pursuant to a stock option agreement relating to such grant.

      Pursuant to his employment agreement in effect in 2006, Mr. Roblin was eligible for an annual performance bonus based on the financial performance of the Company; however, in 2006, the Company did not pay Mr. Roblin a bonus. Additionally, Mr. Roblin was entitled to annual paid vacation, participation in benefit plans applicable to our officers and executive employees and the use of a Company automobile for business purposes. In 2006, the Company made total matching contributions of $7,212 to Mr. Roblin's 401(k) Plan.

      On December 26, 2006, the Company entered into a new employment agreement with Mr. Roblin, effective as of January 1, 2007 (the "2007 Agreement").

      Pursuant to the 2007 Agreement, Mr. Roblin will receive an annual base salary of $300,000 plus benefits and the use of a Company car. In addition, Mr. Roblin is entitled to a bonus based on the financial performance of the Company, which bonus shall be paid in the form of cash or shares of our common stock under our Amended and Restated 2005 Stock Incentive Plan. In no event will cash payments made to Mr. Roblin pursuant to his performance bonus exceed seventy percent (70%) of his base salary, and any bonus which may be payable to Mr. Roblin in excess of seventy percent (70%) of his base salary will be payable in shares of our common stock.

      In addition, under the 2007 Agreement, Mr. Roblin received options to purchase 500,000 shares of our common stock. The options, which were granted pursuant to the Amended and Restated 2005 Stock Incentive Plan at a price per share equal to the fair market value of such shares on the date of the grant, will vest as to all 500,000 shares three years following the effective date of the employment agreement; provided, that options as to 250,000 shares shall immediately vest and become exercisable on the first date the Company enters into a Qualifying Agreement (as defined below), and options as to 250,000 shares shall immediately vest and become exercisable on the second date the Company enters into a Qualifying Agreement. A "Qualifying Agreement" means any fully executed customer agreement pursuant to which the Company is entitled to receive at least $1,000,000 in license revenue or maintenance (for the first year of such agreement) revenue.

      Mr. Roblin's 2007 Agreement is for a term of one year, provided, that each of Mr. Roblin and the Company may terminate the agreement at any time, with or without reason or cause, upon written notice to the other party. If the employment of Mr. Roblin is terminated for any reason, including upon the expiration of the employment agreement, Mr. Roblin will be entitled to receive
(i) any accrued and unpaid base salary and accrued and unused vacation days through the date of termination, (ii) the pro rata portion of his performance bonus based on the number of days he was employed during the year and (iii) any unreimbursed business expenses. In addition, Mr. Roblin will be entitled to receive, as severance, for a period of six months following such termination, his base salary, benefits and continued use of the Company car. Upon such termination, the Company and Mr. Roblin have agreed to mutually release each other for all claims arising in connection with Mr. Roblin's employment with the Company.

      The 2007 Agreement also contains a confidentiality provision, a non-solicitation covenant and a mutual non-disparagement clause.

      MANISH D. SHAH, CHIEF TECHNOLOGY OFFICER
      ----------------------------------------

      On September 1, 2006, we entered into a Tuition Reimbursement Agreement with Manish D. Shah, our Chief Technology Officer. Under this agreement, which expires 30 months after the date of the agreement, we will reimburse Mr. Shah for academic costs, up to a maximum of $75,000, in connection with Mr. Shah's enrollment in the Executive MBA program at Columbia Business School. If Mr. Shah voluntarily resigns for any reason, he would be required to reimburse us for a portion of the academic costs. If Mr. Shah's resignation follows a change of control (as defined in the agreement), Mr. Shah would only be required to reimburse us for 30 percent of the funds he would have otherwise been required to reimburse us for had no change of control occurred. If he is terminated for cause (as defined in the agreement), Mr. Shah would be required to return all of the academic costs associated with the program.

      None of our other executive officers have employment agreements, severance payment arrangements or payment arrangements that would be triggered by a change of control.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

      Pursuant to Mr. Roblin's 2007 Agreement, if Mr. Roblin's employment is terminated for any reason, including upon the expiration of the agreement, Mr. Roblin will be entitled to receive (i) any accrued and unpaid base salary and accrued and unused vacation days through the date of termination, (ii) the pro rata portion of his performance bonus based on the number of days he was employed during the year and (iii) any unreimbursed business expenses. In addition, Mr. Roblin will be entitled to receive, as severance, for a period of six months following such termination, his base salary, benefits and continued use of the Company car.

      The following table shows the potential payments to Mr. Roblin if his employment were terminated following a change of control as of December 31, 2006, assuming his 2007 Agreement were in effect:

NAME                 CASH SEVERANCE(1)  HEALTH/WELFARE BENEFITS(2)  COMPANY CAR(3)    TOTAL
-------------------  -----------------  --------------------------  --------------   --------
John W. Roblin           $150,000                $10,150                $11,787      $171,937

-------------------

(1) Cash severance equal to the sum of Mr. Roblin's base salary for the six months following the termination date.

(2) Includes medical, dental, life and contributions under our 401(k) plan. This value was calculated based on the approximate cost of these benefits for the six-month period.

(3) This value was calculated based on the current cost of the Company car for the six-month period.


      The following table shows the potential payments to the other named executive officers if their employment were terminated following a change of control as of December 31, 2006:

NAME                      ACCELERATION OF OPTIONS(1)          TOTAL
---------------------     -------------------------          --------
Maryanne Z. Gallagher            $28,500                     $28,500

Manish D. Shah                   $38,000                     $38,000

Ann F. Massey                    $13,300                     $13,300

---------------------

(1) Represents the difference between the total market value (based on the closing price of $0.79 on December 29, 2006) of shares underlying options that become vested and exercisable on termination and the total exercise price of these options. These options accelerate pursuant to the Amended and Restated 2005 Stock Incentive Plan.

      Pursuant to Mr. Shah's Tuition Reimbursement Agreement, if Mr. Shah's resignation follows a change of control (as defined in Mr. Shah's employment agreement), Mr. Shah would be required to reimburse us for 30 percent of the tuition funds paid by the Company that he would have otherwise been required to reimburse us for had no change of control occurred. Assuming the employment of Mr. Shah were terminated following a change of control on December 31, 2006, Mr. Shah would be required to reimburse us for $5,868 instead of $15,046 had he voluntarily resigned and no change of control had occurred.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In 2006, our directors received compensation for their services as directors as described under "Compensation of Directors" below.

      During 2006, the Compensation Committee consisted of Messrs. Roblin, Marshall and Johnston. Mr. Roblin has served as our President and Chief Executive Officer since December 1999. Mr. Johnston served as our Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston also served as our Chief Financial Officer on an interim basis from March 1997 until January 1998. During 2006, no member of the Compensation Committee had a relationship with any other company that requires disclosure as a "compensation committee interlock." On August 13, 2006, Mr. Marshall resigned from our Board.

                            COMPENSATION OF DIRECTORS

      The following director compensation table shows the compensation we paid in 2006 to our non-employee directors:

                           DIRECTOR COMPENSATION TABLE
                           ---------------------------


                          FEES EARNED OR                  ALL OTHER
NAME                      PAID IN CASH    STOCK AWARDS   COMPENSATION     TOTAL
----------------------    -------------   ------------  --------------   -------
G. Russell Cleveland        $12,500            --             --         $12,500

Earl Gallegos               $14,500            --             --         $14,500

Mark D. Johnston            $12,500            --          $37,114(2)    $49,614

Robert A. Marshall (1)      $10,500            --             --         $10,500

-------------------

(1)   On August 13, 2006, Mr. Marshall resigned from our Board.

(2) Represents payment for due diligence services related to a potential acquisition.

      For 2006, each of our non-employee directors received: (i) an annual stipend of $6,000; (ii) $1,500 per each meeting attended, with an annual ceiling of $3,000; (iii) $500 per each quarterly conference call attended, with an annual ceiling of $2,000; and (iv) options, distributable at the beginning of the calendar year, to purchase 25,000 of our common stock. Non-employee directors serving on our Audit Committee received an additional $500 per quarter. We make all such payments to our non-employee directors quarterly and in arrears.

                          COMPENSATION COMMITTEE REPORT

      We, the Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on such reviews and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                                                     COMPENSATION COMMITTEE

                                                     Mark D. Johnston
                                                     John W. Roblin

                      EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth, as of December 31, 2006, information related to our equity compensation plans. All options to acquire our equity securities are exercisable for or represent the right to purchase our common stock.

                                                                                        NUMBER OF SECURITIES
                              NUMBER OF SECURITIES TO BE  WEIGHTED-AVERAGE EXERCISE  REMAINING FOR FUTURE ISSUANCE
                               ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING      UNDER EQUITY COMPENSATION
                                 OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND     PLANS (EXCLUDING SECURITIES
PLAN CATEGORY                    WARRANTS AND RIGHTS                RIGHTS             REFLECTED IN COLUMN (A))
--------------------------   --------------------------   ------------------------   ----------------------------
                                         (a)                        (b)                          (c)
Equity compensation
plans approved by security
holders (1).................          2,018,000                    $0.93                      5,530,000

Equity compensation
plans not approved by
security holders............             ---                        ---                          ---

-------------------

(1) Includes our 2005 Stock Incentive Plan and our 1995 Employee Stock Option Plan, as amended, and our 1994 Stock Option Plan for Independent Directors, as amended.

                             AUDIT COMMITTEE REPORT

      The Board of Directors of the Company maintains an Audit Committee comprised of one director of the Company, which director is independent, as that term is used under the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and Nasdaq. The Audit Committee acts pursuant to an amended written charter adopted by the Board in 2004. The Audit Committee, along with the Board, has determined that Mr. Gallegos, a member of the Audit Committee, qualifies as an "audit committee financial expert" as defined under
Item 401(h) of Regulation S-K adopted by the SEC.

      The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to: (i) the annual financial information to be provided to stockholders and the SEC; (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations; (iii) the appointment, compensation and retention of the Company's independent auditors and the work performed by the independent auditors; and (iv) the internal audit functions.

      The Audit Committee schedules its meetings with a view to devoting appropriate attention to all of its tasks. The Audit Committee meetings include, whenever appropriate, sessions with the Company's independent auditors without the presence of the Company's management.

      Each year, the Audit Committee recommends to the Board the selection of the Company's independent auditors. The independent auditors are responsible for performing an independent audit of the Company's audited consolidated financial statements according to generally accepted auditing standards and for issuing a report based on this audit. The Audit Committee monitors and oversees these processes.

      The Audit Committee has met and held discussions with management and Moore Stephens, P.C., the Company's independent auditors. The Company's management represented to the Audit Committee that the Company's audited consolidated financial statements were prepared according to generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company's management and the independent auditors.

      The Audit Committee discussed with Moore Stephens, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). These matters included a discussion of Moore Stephens, P.C.'s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting. Moore Stephens, P.C. also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moore Stephens, P.C. that firm's independence, including a review of both auditor and non-auditor fees and considered the compatibility of non-audit services with the auditors independence.

      Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 for filing with SEC.

                                                     AUDIT COMMITTEE

                                                     Earl Gallegos

                         INDEPENDENT AUDITOR INFORMATION

      Our Audit Committee has selected Moore Stephens, P.C., Cranford, New Jersey, as the principal independent auditors for 2007. Moore Stephens, P.C. has served as our independent auditors since August 1997. A representative of Moore Stephens, P.C. is expected to be present at the meeting and to be available to respond to appropriate questions. This representative will also be given an opportunity to make a statement at the meeting if the representative desires.

FEES

      The following table sets forth the fees paid for professional services rendered by Moore Stephens, P.C. for audit services, audit-related services, tax services and all other services in 2006 and 2005.

     FEE CATEGORY                              2006                   2005
     ------------                            ---------            ---------
     Audit Fees (1)                          $ 104,500            $ 104,500

     Audit-Related Fees (2)                        --                    --

     Tax Fees (3)                            $  12,000            $  12,000

     All Other Fees (4)                      $  14,580            $  16,831
                                             ---------            ---------
     TOTAL FEES                              $ 131,080            $ 133,331

-------------------

(1) For professional services rendered in connection with the audit of our annual financial statements and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q.

(2) For assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3) For professional services rendered for tax compliance, tax advice, tax return preparation and tax planning.

(4) For other services rendered, including attendance at board and stockholder meetings and review of our proxy statement relating to our annual stockholders meetings.

      POLICY ON PRE-APPROVAL BY AUDIT COMMITTEE OF SERVICES PERFORMED BY INDEPENDENT AUDITORS

      The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by our independent auditors.

         PROPOSAL 2 - ADOPTION OF THE 2007 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

      We are seeking stockholder approval of the 2007 Employee Stock Purchase Plan. The purpose of the 2007 ESPP is to provide our eligible employees with an opportunity to acquire a proprietary interest in the Company by the purchase of shares of our common stock directly from us through payroll deductions. We believe that employee participation in the ownership of the Company will be to the mutual benefit of both the employees and the Company.

      On April 24, 2007, the Compensation Committee approved and recommended, and our Board approved, the 2007 ESPP, subject to stockholder approval being obtained within 12 months following approval by the Board. If the 2007 ESPP is adopted by the Company's stockholders at the annual meeting, it will become effective June 7, 2007.

      Adoption of the 2007 ESPP requires the affirmative vote of a majority of the shares of common stock voted at the annual meeting. Our Board recommends that stockholders adopt the 2007 ESPP.

      The summary of the 2007 ESPP that appears below is qualified in its entirety by reference to the full text of the 2007 ESPP document, which is attached as Exhibit A to this proxy statement.

SUMMARY OF THE 2007 ESPP

      Administration
      --------------

      The 2007 ESPP is administered by the Plan Committee which shall be comprised of the members of our Board. Subject to the provisions of the 2007 ESPP, the Plan Committee is authorized to determine any questions arising in the administration, interpretation and application of the 2007 ESPP and to adopt rules as may be necessary to carry out the 2007 ESPP's provisions.

      Eligibility and Number of Shares
      --------------------------------

      Up to 1,000,000 shares of our common stock will be available to be issued under the 2007 ESPP, and the aggregate number of shares which may be issued with respect to any offering shall not exceed 50,000, subject to appropriate adjustments by the Board in the event of certain changes in the outstanding shares of our common stock, including stock dividends, stock splits, reclassifications and other similar changes affecting the common stock. Any shares subscribed for under the 2007 ESPP and not purchased as a result of the cancellation in whole or in part of the subscription shall, unless the 2007 ESPP has been terminated, be again available for issuance under the 2007 ESPP.

      Each eligible employee who has been continuously employed by us for at least 6 months immediately prior to an offering under the 2007 ESPP is eligible to participate in the offering. However, any employee that owns, directly or indirectly, a 5% or more of the total combined voting power or value of our stock, or any stock of our subsidiary, is not eligible. No offering may be made prior to a date that a registration statement with respect to the offering is filed under the Securities Act of 1933, as amended, and has become effective.

      Purchase of Stock
      -----------------

      Common stock issued pursuant to the 2007 ESPP will have a purchase price per share of not less than 85%, as determined by our Board, of the closing sale price of a share of our common stock on one of the following dates, as determined by our Board: (i) the offering date; (ii) the purchase date; or (iii) the offering date or the purchase date, whichever is lower.

      The purchase price for the shares of our common stock will be paid for by participants through payroll deductions in equal amounts over a three-month period from the offering date or such other period as determined by the Plan Committee (the "Payment Period"). All funds representing payroll deductions will be paid into our general funds and no interest will be paid on these funds during the Payment Period.

      As soon as practicable after the offering date, we will furnish to each eligible employee a subscription agreement setting forth the maximum number of shares the eligible employee may subscribe in the offering, the fair market value per share on the offering date and the purchase price for the shares in the offering. Within fifteen days of receiving the subscription agreement, an eligible employee must execute the subscription agreement and elect the number of shares to be purchased in the offering. The minimum number of shares of common stock which may be purchased by an eligible employee is ten shares or the number of shares offered if less than ten. If an offering is oversubscribed, the number of shares for which each eligible employee is entitled will be reduced, pro rata, to a lower number as may be necessary to eliminate the oversubscription. However, no employee may purchase in one calendar year shares having an aggregate fair market value in excess of $25,000.

      As soon as practicable after a purchase date, we will issue and deliver to the participant a certificate representing the shares purchased by him on the purchase date. No fractional shares will be issued. The purchase date for all offerings will be the last day of the Payment Period for the offering, as determined by the Plan Committee, but commencing only after the 2007 ESPP has been approved by our stockholders, and the balance of all amounts then held in the account of a participant representing payroll deductions pursuant to a subscription agreement will be applied to the purchase by the participant of the number of shares equal to the amount of the balance divided by the purchase price per share for the shares applicable on the purchase date. However, any participant who has sufficient payroll deductions in his account to purchase all of the shares subscribed for in the offering may request that his purchase date be accelerated to the last day of the calendar month in which the election is submitted to the Plan Committee. Any amount remaining in the participant's account in excess of the sum required to purchase all of the shares on a purchase date after the shares subscribed for have been paid in full shall be refunded to the participant as soon as practicable.

      Termination
      -----------

      A participant may at any time discontinue the payroll deductions by giving written notice to the Plan Committee, effective for all payroll periods commencing five days after receipt of the notice by the Plan Committee.

      If the participant's employment is terminated for any reason other than by death or disability, the participant's rights to purchase shares shall terminate immediately, except to the extent that payment for shares of our common stock has been provided for through payroll deductions not yet applied to the purchase of shares.

      In the event of death or disability of a participant during the Payment Period, prior to the purchase of all subscribed shares, the participant or his personal representative or beneficiary, as applicable, will have the right within 90 days of the occurrence of death or disability (but in no event later than the termination of the Payment Period) to purchase all or part of the shares subscribed for and not issued prior to the death or disability.

      Non-Transferability
      -------------------

      Shares of common stock acquired pursuant to the 2007 ESPP are nontransferable, other than following the death of a participating employee. No right or interest of any participant in the 2007 ESPP may be assigned, pledged or transferred in any manner other than by will or the laws of descent and distribution.

      Tax Aspects
      -----------

      The 2007 ESPP is intended to qualify as an "employee stock purchase plan" under the provisions of Code section 423. As such, neither the issuance of a subscription agreement under each offering nor the actual purchase of shares at the close of the Payment Period for an offering will result in taxable income to the employee or a deduction to us.

      If the employee disposes of shares acquired under the 2007 ESPP within two years after the commencement date of the offering under which the shares are purchased or within one year after the shares are purchased, there will be a "disqualifying disposition" of the shares. Upon a disqualifying disposition, the employee must recognize ordinary income equal to the excess of the fair market value of the shares determined under the terms of the subscription agreement over the purchase price paid to acquire the shares. This excess will be taxed as ordinary income in the year of the disqualifying disposition even if no gain is realized on the disposition of the shares is made. Any gain realized on a disqualifying disposition in excess of the fair market value of the shares determined under the terms of the subscription agreement generally will be treated as long-term or short-term capital gain, depending on the holding period for such shares. If the shares are sold for less than their fair market value determined under the terms of the subscription agreement, the same amount of ordinary income is attributed to the employee and a capital loss is recognized equal to the difference between the purchase price and the fair market value of the shares determined under the terms of the subscription agreement. We will have a corresponding tax deduction at the time of the disqualifying disposition equal to the amount of ordinary income recognized by the employee.

      If an employee disposes of shares acquired under the 2007 ESPP other than in a disqualifying disposition (i.e., the disposition occurs after the holding periods described above have been satisfied), the employee recognizes (1) ordinary income equal to the difference between the employee's purchase price and the fair market value of the shares on the commencement date of the offering under which the shares were purchased, or, if less, the difference between the amount realized by the employee in the disposition and the purchase price of the shares, and (2) a long-term capital gain for any additional gain realized by the employee in the disposition. If the employee sells the shares and the sale price is less than the purchase price, then there is no ordinary income recognized and the employee recognizes a capital loss for the difference between the sale price and the purchase price. We will not have a corresponding tax deduction for the ordinary income recognized by the employee if there is not a disqualifying disposition.

      Amendment and Termination
      -------------------------

      Unless sooner terminated, the 2007 ESPP shall terminate on June 6, 2017. The Board may amend, modify or terminate the 2007 ESPP at any time for any reason, except that the Board may not amend or modify the 2007 ESPP, without prior approval by our stockholders, if such amendment would (1) increase the maximum number of shares available under the 2007 ESPP (except in the event of a corporate adjustment, as defined in the 2007 ESPP), (2) extend the term during which offerings may be made under the 2007 ESPP or (3) increase the maximum number of shares which an eligible employee is entitled to purchase (except in the event of a corporate adjustment, as defined in the 2007 ESPP). In addition, the Board may not amend or modify the 2007 ESPP in any manner which would cause the 2007 ESPP to fail to comply with Code section 423.

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

        PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Our Board, on the recommendation of the Audit Committee, has appointed Moore Stephens, P.C. as our independent auditors for 2007, and urges you to vote for ratification of this appointment. In the event the stockholders do not ratify the appointment, the appointment will be reconsidered by our Audit Committee and our Board.

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                             ADDITIONAL INFORMATION

ANNUAL REPORT

      All stockholders of record as of April 25, 2007 have or are currently being sent a copy of our Annual Report for the fiscal year ended December 31, 2006, which contains our audited financial statements. The Annual Report is deemed to be part of the material for the solicitation of proxies. If you have not received a copy of the Annual Report, you may request a copy of the Annual Report by writing to the Secretary at our principal address.

SUBMISSION OF STOCKHOLDER PROPOSALS

      If you intend to present a proposal at the 2008 annual meeting of stockholders and seek to have the proposal included in our proxy statement and form of proxy relating to that meeting, you may do so by following the procedures in SEC Rule 14a-8. To be eligible for inclusion, shareholder proposals must be received no later than January 1, 2008. Any such proposal should be sent to us at Cover-All Technologies Inc., Attn.: Secretary, 55 Lane Road, Fairfield, New Jersey 07004.

PROXY SOLICITATION COSTS

      We will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, our directors, officers and employees may solicit the return of proxies by telephone or personal interview. These persons will not receive additional compensation for this solicitation.

      Please return proxies promptly. We urge you to fill in, date, sign and return the proxy immediately. Return your proxy in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                              By Order of the Board of Directors


                                              ANN F. MASSEY
                                              Secretary


Date:  April 30, 2007

                                                                       Exhibit A

                           COVER-ALL TECHNOLOGIES INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


                            (ADOPTED APRIL 26, 2004)


      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), will have the oversight responsibility, authority and duties described in this Charter.


PURPOSE
-------

      The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and the Securities and Exchange Commission (the "SEC"); (ii) the establishment and monitoring of procedures to improve the quality and reliability of the disclosure of the Corporation's financial condition and results of operations; (iii) the appointment, compensation and retention of the Corporation's independent public accountants (the "Independent Auditors") and the work performed by the Independent Auditors; and (iv) the internal audit functions.

      The Committee shall also prepare the report required by the rules and regulations adopted by the SEC (the "SEC Rules") to be included in the Corporation's annual proxy statement.

      In addition, the Committee provides an avenue for communication between the Independent Auditors, the Corporation's management and the Board.


COMPOSITION AND QUALIFICATIONS OF MEMBERS
-----------------------------------------

      The Board shall appoint at least two (2) directors of the Corporation to constitute the Audit Committee, each of whom which shall serve at the pleasure of the Board.

      Each member of the Committee shall meet the independence requirements established by applicable laws or regulations, including SEC Rules and any rules or regulations of any market or exchange on which the Corporation's securities may from time to time be listed or qualified for trading. Additionally, each Audit Committee member shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, at the time of his or her appointment to the Committee.

      Committee members shall be barred from accepting any consulting, advisory or other compensatory fee from the Corporation (or any "affiliate," as defined under the SEC Rules, of the Corporation) other than in the member's capacity as a member of the Board or any Board committee. In addition, no member of the Committee may be an "affiliate," as defined under the SEC Rules, of the Corporation.

      The Board shall endeavor to appoint at least one member of the Committee who shall have such accounting and/or financial expertise so as to qualify such individual as an "audit committee financial expert" as defined under Item 401(h) of Regulation S-K adopted by the SEC.

      The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to satisfying the standards outlined above.


MEETINGS
--------

      The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee may meet via telephone conference calls or take action in writing executed by all the members.

      The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Corporation. Any member of the Board shall be provided with copies of such Committee minutes if requested.

      In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer of the Corporation and the Independent Auditors to discuss any matters that the Committee or any of these persons or firms believes should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the Independent Auditors or the Corporation's officers.


DUTIES AND POWERS
-----------------

      The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may supplement them as appropriate.


      FINANCIAL STATEMENT AND DISCLOSURE MATTERS

      1. Receive and review from management and the Independent Auditors a timely analysis of significant financial reporting issues and practices.

      2. Review and discuss with management and the Independent Auditors the Corporation's annual audited financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and recommend to the Board whether the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

      3. Discuss with the Independent Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH COMMITTEES, as amended.

      4.    Meet with management and/or the Independent Auditors to:

            (a)   review the annual audit plans of the Independent Auditors;

            (b)   discuss the annual consolidated financial statements;

            (c) discuss any significant matters arising from any audit or report or communication relating to the consolidated financial statements;

            (d) discuss with management and the Independent Auditors the effect of recent accounting initiatives as well as any off-balance sheet structures on the Corporation's financial statements.

            (e) discuss significant proposed or contemplated changes to the Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

            (f) inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.


      REPORTING AND RECOMMENDATIONS

      1. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

      2. Review the quarterly financial statements with management and the Independent Auditors prior to the filing of the Corporation's Quarterly Report on Form 10-Q (or prior to the press release of results, if possible) to determine that the Independent Auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee for purposes of this review.

      3. Prepare any report the SEC requires the Corporation publish in its annual proxy statement, including but not limited to a report of the Committee placed in the Corporation's proxy statement for its annual meeting of stockholders, disclosing whether (a) the Committee has reviewed and discussed with management and the Independent Auditors, as well as discussed within the Committee (without management or the Independent Auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (b) the Committee discussed with the Independent Auditors their independence; and (c) based upon the Committee's review and discussions with management and the Independent Auditors, the Committee had recommended to the Board that the Corporation include the audited financials in its Annual Report on Form 10-K.

      4. Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

      Independent Auditors

      1. Be directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditors. The Independent Auditors shall report directly to the Committee.

      2. Resolve disagreements between management and the Independent Auditors regarding financial reporting for the purpose of the Independent Auditors preparing or issuing an audit report or related work.

      3. Approve, in advance, any audit and any permissible non-audit engagement or relationship between the Corporation and the Independent Auditors.

      4. Review and evaluate the lead partner of the Independent Auditors' team and ensure the rotation of the audit partner as required by SEC Rules.

      5. Present its conclusions with respect to the Independent Auditors to the full Board.

      6. Review and discuss a report from the Independent Auditors periodically, but not less than annually, as to (i) critical accounting policies and practices to be used; (ii) all alternative disclosures and treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the disclosures and treatments preferred by the Independent Auditors; and (iii) other material written communications between the Independent Auditors and management, including management letters and schedules of unadjusted differences.

      7. Set clear hiring policies for employees or former employees of the Independent Auditors.

      INTERNAL AUDIT FUNCTION

      1. Review the internal audit function's responsibilities, budget and staffing.

      2. Review the significant reports to management prepared by the internal auditors and management's responses.

      3. Oversee the internal auditors' work (including resolution of disagreements between management and the internal auditors regarding financial reporting).

      4. Consult with the internal auditors, out of the presence of management, concerning internal controls, the fullness and accuracy of the Corporation's financial statements, and management integrity.

RESOURCES AND AUTHORITY
-----------------------

      The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern that it deems appropriate. The Committee shall have the authority to retain outside legal, accounting or other advisors for this or any other purpose, including the authority to approve the fees payable to such advisors and any other terms of retention.

      Although the Committee has the powers and responsibilities this Charter establishes, the Committee has no duty to:

                  (a) plan or conduct audits. The Independent Auditors are responsible for planning and conducting audits.

                  (b) determine that the Corporation's financial statements are accurate, complete or produced according to GAAP. The Corporation's management has this responsibility.


ANNUAL REVIEW
-------------

      The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.

                                                                       Exhibit B

                           COVER-ALL TECHNOLOGIES INC.




                                   ----------



                        2007 EMPLOYEE STOCK PURCHASE PLAN

                                TABLE OF CONTENTS


ARTICLE                              TITLE                                  PAGE

I        General...............................................................1

II       Definitions...........................................................1

III      Shares Subject to the Plan............................................3

IV       Eligibility...........................................................3

V        Offerings Under the Plan..............................................3

VI       Subscription for Shares...............................................4

VII      Payment for Shares....................................................5

VIII     Issuance of Shares....................................................6

IX       Rights of Stockholders................................................7

X        Voluntary Withdrawal; Termination of Employment.......................7

XI       Non-Transferability of Subscription Rights............................8

XII      Administration of the Plan............................................8

XIII     Valuation of Shares of Common Stock...................................9

XIV      Adjustments in Certain Events........................................10

XV       Termination and Amendment of the Plan................................11

XVI      Miscellaneous........................................................12

XVII     Effective Date.......................................................12

                                    ARTICLE I

                                     GENERAL

      1.1 The purpose of the Cover-All Technologies Inc. 2007 Employee Stock\ Purchase Plan is to provide eligible employees of the Company and its designated subsidiaries (if any) with an opportunity to acquire a proprietary interest in the Company by the purchase of shares of the Common Stock of the Company, directly from the Company and through payroll deductions, if so desired. It is felt that employee participation in the ownership of the Company will be to the mutual benefit of both the employees and the Company.

      1.2 The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and/or limit eligibility and participation in a manner consistent, and so as to otherwise comply, with the requirements of the Internal Revenue Code.

      1.3 Eligibility and participation in the Plan shall give any Employee only such rights as are set forth in the Plan and any amendments hereto and shall in no way affect or in any manner limit the Company's right to discharge the Employee, which right is expressly reserved hereby, or impair the authority of the Plan Committee to limit the Employee's rights, claims, or causes, as provided in the Plan.

                                   ARTICLE II

                                   DEFINITIONS

      2.1 The following words and phrases, when used in the Plan, shall have the following respective meanings, unless the context clearly indicates otherwise:

            "AUTHORIZED LEAVE OF ABSENCE" - Any leave of absence authorized under the Company's standard personnel practices, provided that all persons under similar circumstances must be treated equally in the granting of such Authorized Leave of Absence and provided further that the person returns to the employ of the Company upon the expiration of an authorized absence.

            "BOARD OF DIRECTORS" - The Board of Directors of the Company.

            "COMMON STOCK" - The common stock, par value $.01 per share, of the Company, or the securities adjusted or substituted therefor pursuant to Article XIV.

            "COMPANY" - Cover-All Technologies Inc., a Delaware corporation, or its successor or successors or any present or future subsidiary of Cover-All Technologies Inc., which may be designated to participate in the Plan by the Board of Directors of Cover-All Technologies Inc.

            "COMPENSATION" - The total of all amounts paid to an Eligible Employee by the Company for services, including wages and salaries, overtime compensation, commissions and bonuses, as reported in the Eligible Employee's Federal Income Tax Withholding Statement (Form W-2) furnished to the Employee by the Company, but excluding any reimbursement for expenses, sick pay, third party sick pay, amounts contributed by the Company for any group insurance or like benefit plan, any amounts contributed by the Company to any profit sharing, retirement or pension or similar plan or paid to an Eligible Employee thereunder, and all other forms of extra remuneration paid to or on behalf of such Eligible Employee.

            "DISABILITY" - A physical or mental disability or incapacity which, in the opinion of a physician selected by the Plan Committee, can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months and renders the Eligible Employee unable to engage in any substantial, gainful employment.

            "EFFECTIVE DATE OF THE PLAN" - The date on which the Plan shall have become effective pursuant to Article XVII, provided, however, that if the Plan shall not be approved by the stockholders of the Company as provided in Article XVII, the Plan and all rights granted hereunder shall be, and be deemed to have been, null and void.

            "ELIGIBLE EMPLOYEE" - An Employee who is eligible to participate in the Plan in accordance with provisions of Articles IV and V.

            "EMPLOYEE" - Any person (including an officer who is an employee)\ who is in the employ of the Company, except (1) any person whose customary employment by the Company is for 20 hours or less per week and (2) any person whose customary employment by the Company is for not more than 6 months in any calendar year. A person who is or has been on an Authorized Leave of Absence may, in the discretion of the Plan Committee, be considered to be or have been in the employ of the Company, except to the extent that such determination is inconsistent with the Internal Revenue Code. Such determination by the Plan Committee shall be final and conclusive.

            "INTERNAL REVENUE CODE" - The Internal Revenue Code of 1986, as amended from time to time, and applicable Treasury Department regulations issued thereunder.

            "OFFERING" - An offering in accordance with the provisions of
Article V.

            "PARTICIPANT" - An Eligible Employee who subscribes for Shares pursuant to Article VI.

            "PLAN" - The Cover-All Technologies Inc. 2007 Employee Stock Purchase Plan set forth herein, as amended from time to time in accordance with the provisions of Article XV.

            "PLAN COMMITTEE" - The committee provided for in Article XII to administer the Plan.

            "PURCHASE DATE" - A purchase date as provided in Article VIII,
Section 7.3 or Section 10.3.

            "SHARES" - Shares of Common Stock offered to be purchased under the Plan.

            The masculine gender, whenever used in the Plan, shall be deemed to include the feminine gender, and whenever the plural is used it shall include the singular, if the context so requires.

                                   ARTICLE III

                           SHARES SUBJECT TO THE PLAN

      3.1 Subject to the provisions of Article XIV hereof, the aggregate number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed 1,000,000, and the aggregate number of such shares which may be issued with respect to any Offering shall not exceed 50,000, or such lesser number as may be determined by the Plan Committee with respect to such Offering. Such shares may be authorized but unissued shares of Common Stock or issued shares of Common Stock which are held in the treasury of the Company. Any shares subscribed for under the Plan and not purchased as a result of the cancellation in whole or in part of such subscription shall (unless the Plan shall have terminated) be again available for issuance under the Plan.

                                   ARTICLE IV

                                   ELIGIBILITY

      4.1 Each Employee who has been continuously employed by the Company for at least 6 months immediately prior to an Offering Date shall be eligible to participate in the Offering under the Plan made on such Offering Date.

      4.2 Notwithstanding the provisions of Section 4.1, no Employee shall be offered Shares if, immediately after he would subscribe for such Shares, such Employee would own stock (including shares of Common Stock which may be purchased under such subscription and under any other outstanding subscriptions under the Plan or options to purchase shares of Common Stock of the Company held by such Employee, as computed in accordance with Section 423(b)(3) or in the Internal Revenue Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation. For purposes of the preceding sentence, the rules of Code Section 424(d) will apply in determining the stock ownership of an Employee and all stock which the Employee has a contractual right to purchase will be treated as stock owned by the Employee.

                                    ARTICLE V

                            OFFERINGS UNDER THE PLAN

      5.1 OFFERING DATES. The first Offering under the Plan shall be made on such date in 2007, as shall be determined by the Plan Committee (the "Offering Date"). Succeeding Offerings shall be made on such respective Offering Dates, each not earlier than twelve weeks after the immediately preceding Offering Dates as shall be determined by the Plan Committee. Notwithstanding anything to the contrary, no Offering shall be made on any date prior to the date that a registration statement with respect to such Offering filed under the Securities Act of 1933, as amended, has become effective. Nothing contained herein shall be deemed to require that an Offering be made in any year.

      5.2   ALLOCATION OF SHARES.

            A.    Subject to the limitations set forth in Sections 5.2 (B) and
6.3 and to the other terms and conditions of the Plan, each Eligible Employee on an Offering Date shall be entitled to subscribe for the purchase, at the Purchase Price per share determined as provided in Section 5.3, of up to a number of shares equal to such percentage (not in excess of 5%), as shall be determined by the Plan Committee, of his Compensation for the calendar year immediately preceding the Offering Date divided by such percentage, not greater than 90% nor less than 85%, as shall be determined by the Plan Committee, of the fair market value of a share of Common Stock (determined in accordance with the provisions of Article XIII) on the Offering Date.

            B. Notwithstanding anything to the contrary contained in Paragraph (A) of this Section 5.2, no Eligible Employee shall be eligible to subscribe for Shares in an Offering, if, immediately after he would subscribe for such Shares, such subscription would permit his rights to purchase shares of Common Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 (or such other maximum amounts as may be prescribed from time to time by the Internal Revenue Code) of the fair market value of such Shares (determined as of the Offering Date for such Offering) for each calendar year in which such subscription would be outstanding at any time. For purposes of this limitation, the provisions of Section 423(b)(8) of the Internal Revenue Code shall be applicable.

      5.3 PURCHASE PRICE. The purchase price per share (the "Purchase Price") subscribed for all Shares in a particular Offering shall be an amount equal to such percentages, not less than 85%, as shall be determined by the Plan Committee on the Offering Date, of the fair market value of a share of Common Stock (determined in accordance with the provisions of Article XIII) on one of the following dates with respect to such Offering, as shall be determined by the Plan Committee: (i) the Offering Date; (ii) the Purchase Date; or (iii) the Offering Date or the Purchase Date, whichever is lower.

      5.4 PARTICIPATION. In order to participate in any Offering, an Eligible Employee entitled to subscribe for Shares in such Offering shall comply with the subscription procedures set forth in Article VI. All Eligible Employees entitled to participate in the purchase of Shares under the Plan for an Offering shall have the same rights and privileges with respect to such option.

                                   ARTICLE VI

                             SUBSCRIPTION FOR SHARES

      6.1 As soon as practicable after an Offering Date, the Company shall furnish to each Eligible Employee a Subscription Agreement setting forth the maximum number of Shares to which such Eligible Employee may subscribe in such Offering, the fair market value per share of Common Stock on the Offering Date, the Purchase Price for Shares in such Offering as of the

Offering Date and such other terms and conditions consistent with the Plan as shall be determined by the Plan Committee.

      6.2 Within 15 days after receipt of such Subscription Agreement, an Eligible Employee desiring to participate in the Offering shall notify the Plan Committee of the number of Shares for which he desires to subscribe. Such notification shall be effected by the Eligible Employee's completing, executing and returning to the Secretary of the Company the Subscription Agreement. All such subscriptions shall be deemed to have been made as of the Offering Date. No subscription shall be accepted from any person who is not an Eligible Employee on the date his subscription is received by the Company.

      6.3 The minimum number of Shares for which an Eligible Employee will be permitted to subscribe in any Offering is 10 (or the number of Shares offered to him, if less than 10). If at any time the Shares available for an Offering are oversubscribed, the number of Shares for which each Eligible Employee is entitled to subscribe pursuant to Section 5.2 shall be reduced, pro rata, to such lower number as may be necessary to eliminate such over-subscription.

      6.4 If an Eligible Employee fails to subscribe to the Shares within the period and in the manner prescribed in Section 6.2, he shall waive all rights to purchase Shares in that Offering.

                                   ARTICLE VII

                               PAYMENT FOR SHARES

      7.1 PAYMENT METHOD. The aggregate Purchase Price for the Shares for which a Participant subscribes in any Offering in accordance with the provisions of Article VI of the Plan shall be paid by means of payroll deductions for all such shares.

      7.2   PAYROLL DEDUCTIONS.

            A. The aggregate Purchase Price for Shares to be paid for by any payroll deductions, shall be paid by payroll deductions in equal amounts over a period of three months (or such other period as shall be determined by the Plan Committee in accordance with the Plan) from the Offering Date. The period over which such payroll deductions are to be made in hereinafter referred to as the "Payment Period".

            B. Such payroll deductions with respect to an Offering shall commence as soon as practicable for the Company to provide, for such deductions, after the receipt by the Company of the executed Subscription Agreement authorizing such payroll deductions, and shall cease upon the earlier of the termination of the Payment Period or payment in full of the Purchase Price for such Shares. A Participant may cancel his subscription to the extent provided for in Article X, but no other change in terms of his Subscription Agreement may be made during the Payment Period and, in particular, in no event may a Participant change the amount of his payroll deductions under such Subscription Agreement. All payroll deductions withheld from a Participant under a Subscription Agreement shall be credited to his account under the Plan with respect to such Subscription Agreement. (In the event that payroll deductions are simultaneously being made with respect to more than one Subscription Agreement, the aggregate amount of such payroll deductions at any payday shall be credited first toward the payment of the amount of the payroll deduction for Shares subscribed for in the earliest Offering.) A Participant may not make any separate cash payment into his account, provided, however, that a Participant who has been deemed to be in the employ of the Company while on an Authorized Leave of Absence without pay during the Payment Period may, upon his return to the actual employ of the Company, make a cash payment into his account in an amount not exceeding the aggregate of the payroll deductions which would have been made during such Authorized Leave of Absence.

            C. All funds representing payroll deductions for the accounts of Participants will, except as provided in Section 7.3, be paid into the general funds of the Company. No interest will be paid or accrued under any circumstances on any funds withheld by the Company as payroll deductions pursuant to this Section 7.2 or on any other funds paid to the Company for purchases of Shares under the Plan.

      7.3 EXCEPTIONS FOR OFFERING PRIOR TO STOCKHOLDER APPROVAL OF THE PLAN. Notwithstanding anything to the contrary contained in this Article VII, with respect to any Offering which is made prior to the approval of the Plan by the stockholders of the Company, all payroll deductions withheld for the accounts of Participants shall, until approval of the Plan the stockholders, be held by the Company in a special escrow account for the benefit of such Participants. No interest will be paid or accrued under any circumstances on such funds. No Shares will be issued to such Participants until after approval of the Plan by the stockholders. In the event that the Plan is not approved by the stockholders within the period specified in Article XVII, all such funds will thereupon be promptly refunded to the respective Participants.

      7.4 FAILURE TO PAY FOR SHARES. Failure to pay for Shares subscribed for as provided in this Article VII shall constitute the cancellation of such subscription to the extent that any such Shares shall not have been so paid for.

                                  ARTICLE VIII

                               ISSUANCE OF SHARES

      8.1 As soon as practicable after a Purchase Date, the Company will issue and deliver to the Participant a certificate representing the Shares purchased by him from the Company on such Purchase Date. No fractional shares will be issued at any time. Except as provided below, the Purchase Date for all Offerings will be the last day of the Payment Period for the Offering, as shall be determined by the Plan Committee but commencing only after the Plan has been approved by the stockholders of the Company. The balance of all amounts then held in the account of a Participant representing payroll deductions pursuant to a Subscription Agreement shall be applied to the purchase by the Participant from the Company of the number of Shares equal to the amount of such balance divided by the Purchase Price per share for such Shares applicable on such Purchase Date, as provided in the Subscription Agreement with respect to such Shares. However, any Participant who has sufficient payroll deductions in his account to purchase all of the Shares subscribed for in the Offering may request, in the manner prescribed by the Plan Committee, that his Purchase Date be accelerated to the last day of the calendar month in which such election is submitted to the Plan Committee. Any amount remaining in the

Participant's account in excess of the sum required to purchase all of the Shares on a Purchase Date after the Shares subscribed for have been paid in full shall be refunded to the Participant as soon as practicable.

      8.2 In the event a Participant disposes (whether by sale, exchange, gift or otherwise) of any Shares acquired by him pursuant to the Plan within two years after the Offering Date for such Shares or within 1 year after the issuance of Shares to him he shall notify the Company in writing of such disposition within 30 days after such disposition.

                                   ARTICLE IX

                             RIGHTS OF STOCKHOLDERS

      9.1 A Participant shall not have any rights to dividends or any other rights as a stockholder of the Company with respect to any Shares until such Shares shall have been issued to him as reflected by books and records relating to stockholders of the Company maintained by the Company's transfer agent.

                                    ARTICLE X

                              VOLUNTARY WITHDRAWAL;
                            TERMINATION OF EMPLOYMENT

      10.1 A Participant may at any time discontinue his payroll deductions under a Subscription Agreement by giving written notice thereof to the Plan Committee, effective for all payroll periods commencing 5 days after receipt of such notice by the Plan Committee. The balance in the account of such Participant on the Purchase Date next succeeding such discontinuance shall be applied as provided for in Section 8.1. Such Participant's subscription shall thereupon be deemed cancelled to the extent of any shares subscribed for and not paid for as of such Purchase Date, and any balance remaining in his account after such Purchase Date shall be refunded to the Participant. Withdrawal from an Offering pursuant to this Section 10.1 shall not affect an Eligible Employee's eligibility to participate in any other Offering under the Plan.

      10.2 If the Participant's employment with the Company is terminated for any reason other than death or disability, such Participant's rights to purchase Shares under any Subscription Agreement shall terminate immediately, except to the extent that payment for Shares has been provided for by means of payroll deductions not theretofore applied to the purchase of Shares. The balance in the account of such Participant on the Purchase Date next succeeding such termination of employment shall be applied as provided for in Section 8.1. Any balance remaining in his account after such Purchase Date shall be refunded to the Participant.

      10.3 In the event of the death or Disability of a Participant during the Payment Period, prior to the purchase of all Shares for which he subscribed pursuant to Article VI hereof, the Participant, or (in the case of his death or adjudicated incompetency) his personal representative or the person or persons who acquired by bequest or inheritance his rights to purchase Shares under his Subscription Agreement(s) shall have the right within 90 days after the occurrence of the death of Disability of the Participant (but in no event later than the termination of the Payment Period) to purchase from the Company at the Purchase Price(s) provided for in such Subscription Agreement(s) all or part of the Shares subscribed for and not issued to the Participant prior to his death or Disability. The date of the receipt by the Company of written notice of such intent to purchase and payment in cash or check (subject to collection) shall be deemed to be the Purchase Date for such purchase. The failure of the Participant or his personal representative or the person or persons so acquiring his rights to so give notice of intention to purchase and to make payment for such Shares shall constitute a forfeiture of all further rights of the Participant to purchase such Shares.

                                   ARTICLE XI

                   NON-TRANSFERABILITY OF SUBSCRIPTION RIGHTS

      11.1 During the lifetime of a Participant, the Shares for which he subscribes may be purchased only by him. No Subscription Agreement of a Participant and no right under or interest in the Plan or any such Subscription Agreement (hereinafter collectively referred to as "Subscription Rights') may be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), except by the Participant's will or by the applicable laws of descent and distribution, or may be subject to execution, attachment or similar process. Any assignment, transfer, pledge, hypothecation or other disposition of Subscription Rights attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon Subscription Rights, shall be null and void and without effect, and in any such event all Subscription Rights shall, at the option of the Company, in the sole discretion of the Plan Committee exercised by written notice to the Participant or to the person then entitled to purchase Shares under the provisions of Section 10.3 hereof, terminate as of the occurrence of any such event.

                                   ARTICLE XII

                           ADMINISTRATION OF THE PLAN

      12.1 The Plan shall be administered by a Plan Committee which shall be the Board of Directors of the Company, none of whom shall be eligible to participate in the Plan.

      12.2 Unless otherwise determined by the Board of Directors, the members of the Plan Committee shall serve without additional compensation for their services. All expenses in connection with the administration of the Plan, including, but not limited to, clerical, legal and accounting fees, and other costs of administration, shall be paid by the Company.

      12.3 The Chairman of the Plan Committee shall be designated by the Board of Directors. The Plan Committee shall select a Secretary who need not be a member of the Plan Committee. The Secretary, or in his absence, any member of the Plan Committee designated by the Chairman, shall keep the minutes of the proceedings of the Plan Committee and all data, records and documents relating to the administration of the Plan by the Plan Committee.

      12.4 A quorum of the Plan Committee shall be such number as the Committee shall from time to time determine, but shall not be less than a majority of the entire Plan Committee. The acts of a majority of the members of the Plan Committee present at any meeting at which a quorum is present shall be the act of the Plan Committee. Members of the Plan Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting. The Plan Committee may take action without a meeting if such action is evidenced by a writing signed by at least a majority of the entire Plan Committee.

      12.5 The Plan Committee may, by an instrument in writing, delegate to one or more of its members or to an officer of officers of the Company any of its powers and its authority under the Plan, including the execution and delivery on its behalf of instruments, instructions and other documents.

      12.6 It shall be the sole and exclusive duty, authority and discretion of the Plan Committee to interpret and construe the provisions of the Plan, to decide any disputes which may arise with regard to the status, eligibility and rights of Employees under the terms of the Plan, and any other persons claiming an interest under the terms of the Plan, and, in general, to direct the administration of the Plan.

      12.7 The Plan Committee may adopt, and from time to time amend, such rules and regulations consistent with the purposes and provisions of the Plan, as it deems necessary or advisable to administer and effectuate the Plan.

      12.8 The Plan Committee may shorten, lengthen (but not beyond 30 days) or waive the time required by the Plan for the filing of any notice or other form under the Plan.

      12.9 The discretionary powers granted hereunder to the Plan Committee shall in no event be exercised in any manner that will discriminate against individual employees or a class of employees or discriminate in favor of employees who are shareholders, officers, supervisors or highly compensated employees of the Company.

                                  ARTICLE XIII

                       VALUATION OF SHARES OF COMMON STOCK

      13.1 For purposes of the Plan the "fair market value" of a share of Common Stock as of any date shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Company's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Plan Committee in good faith.

                                   ARTICLE XIV

                          ADJUSTMENTS IN CERTAIN EVENTS

      14.1  CHANGES IN STOCK AND OTHER CORPORATE EVENTS.

            A. If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of Shares, exchange of Shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kind of Shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of Shares for which any Subscription Agreements are outstanding shall be similarly adjusted so that the proportionate interest, if any, of a Participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Subscription Agreements shall not change the aggregate Purchase Price payable by a Participant with respect to Shares subject to such Subscription Agreement but shall include a corresponding proportionate adjustment in the Purchase Price per Share.

            B. Subject to Subsection C. of this Section 14.1, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding Subscription Agreements under the Plan shall pertain to and apply to the securities to which a holder of Common Stock would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such Subscription Agreements immediately prior to such reorganization, merger or consolidation.

            C. Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all Subscription Agreements outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Subscription Agreements theretofore granted, or for the substitution for such Subscription Agreements of new Subscription Agreements covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares, in which event the Plan and Subscription Agreements theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Payment Period shall be deemed to have ended on the last trading day prior to such termination, and, unless the Plan Committee determines otherwise in its discretion, each Participant shall have the ability to choose either to (i) have all monies then credited to such Participant's account (including interest, to the extent any has accrued) returned to such Participant or (ii) purchase the Shares under such Participant's Subscription Agreement on such last trading day; provided, however, that if a Participant does not exercise his right of choice, his account shall be applied to purchase the maximum whole number of Shares under his Subscription Agreement for which sufficient funds are held in his account on such last trading day. The Plan Committee shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

            D. Adjustments under this Section 14.1 related to stock or securities of the Company shall be made by the Plan Committee, whose determination in that respect shall be final, binding, and conclusive.

            E. The grant of a Subscription Agreement pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

                                   ARTICLE XV

                      TERMINATION AND AMENDMENT OF THE PLAN

            15.1 Unless sooner terminated, as hereinafter provided, the Plan shall terminate on June 6, 2017 and no Shares shall be offered for subscription hereunder after that date. The Board of Directors may, without further approval by the stockholders of the Company, at any time terminate or amend the Plan without notice, or make such modifications of the Plan as it shall deem advisable; provided that the Board of Directors may not, without prior approval by the holders of a majority of the outstanding shares of Common Stock of the Company, amend or modify the Plan so as to (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (except as contemplated in Article

XIV hereof), (ii) extend the term during which Offerings may be made under the Plan or (iii) increase the maximum number of Shares which an Eligible Employee is entitled to purchase (except as contemplated in Article XIV hereof); and provided further that the Board of Directors may not amend or modify the Plan in any manner which would prevent the Plan from qualifying as an "employee stock purchase plan" (within the meaning of Section 423 of the Internal Revenue Code). No termination, amendment or modification of the Plan may, without the consent of the Participants, adversely affect the rights of the Participant under an outstanding Subscription Agreement or any executor executory portion thereof.

                                   ARTICLE XVI

                                  MISCELLANEOUS

            16.1 NOTICES. Unless otherwise expressly provided in the Plan, all notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Secretary of the Company or when received in the form specified by the Company at the location, or by the person designated by the Company for the receipt thereof.

            16.2 COMPLIANCE WITH LAW. Notwithstanding anything to the contrary in the Plan, the offer, sale and delivery by the Company of Shares under the Plan to any Eligible Employee is subject to compliance with all applicable securities regulation and other laws.

                                  ARTICLE XVII

                                 EFFECTIVE DATE

            17.1 The Plan shall become effective at such time as the Plan has been adopted by the Board of Directors or such later date as shall be designated by the Board of Directors upon its adoption of the Plan, provided, however, that the Plan and all Subscription Agreements entered into thereunder shall be, and be deemed to have been, null and void if the Plan shall not be approved by the holders of a majority of the outstanding shares of Common Stock of the Company within 12 months after the date on which the Plan is adopted by the Board of Directors.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           COVER-ALL TECHNOLOGIES INC.

      The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), does hereby appoint John W. Roblin and Ann F. Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the 2007 Annual Meeting of Stockholders of the Company to be held at the Hilton Parsippany, One Hilton Court, Parsippany, New Jersey 07054, on Thursday, June 7, 2007 at 9:30 a.m., local time, and at any adjournments thereof, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

      The undersigned hereby instructs said proxies or their substitutes:

1. To elect a class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified:

                          NOMINEE: G. Russell Cleveland

      [ ] Vote FOR the nominee listed    [ ]   WITHHOLD AUTHORITY to
          above                                vote for the nominee listed above

      INSTRUCTION: To withhold authority to vote for the individual nominee(s), write that nominee's name in the space provided:

2.    To adopt the 2007 Employee Stock Purchase Plan.

        [ ]    FOR               [ ]   AGAINST             [ ]      ABSTAIN

3. To ratify the appointment of Moore Stephens, P.C. as independent auditors for the fiscal year ending December 31, 2007.

       [ ]    FOR               [ ]   AGAINST             [ ]      ABSTAIN

4. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting or any adjournments thereof.






                                   (continued, and to be signed on reverse side)

                           (continued from other side)

      THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

                        Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.


                        Dated:                                         , 2007
                               -----------------------------------------

                                                                        (L.S.)
                        ------------------------------------------------

                                                                        (L.S.)
                        ------------------------------------------------
                                         Signature(s)

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.